Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Year Ended December 31,
	2011	2010
REVENUES:
Timber	$572	$569
Real Estate	301	336
Manufacturing	273	265
Other	21	20
Total Revenues	1,167	1,190

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	445	421
Real Estate	92	148
Manufacturing	250	236
Other	2	2
Total Cost of Goods Sold	789	807
Selling, General and Administrative	106	95
Total Costs and Expenses	895	902

Other Operating Income (Expense), net	3	9

Operating Income	275	297

Equity Earnings from Timberland Venture	56	57

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	81	80
Interest Expense (Note Payable to Timberland Venture)	58	58
Total Interest Expense, net	139	138

Loss on Extinguishment of Debt	—	(13)

Income before Income Taxes	192	203

Provision (Benefit) for Income Taxes	(1)	1

Income from Continuing Operations	193	202

Gain on Sale of Properties, net of tax	—	11

Net Income	$193	$213

PER SHARE AMOUNTS:

Income from Continuing Operations – Basic	$1.19	$1.25
Income from Continuing Operations – Diluted	$1.19	$1.24

Net Income per Share – Basic	$1.19	$1.31
Net Income per Share – Diluted	$1.19	$1.31

Weighted-Average Number of Shares Outstanding
– Basic	161.7	162.1
– Diluted	162.0	162.3

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Quarter Ended December 31,
	2011	2010
REVENUES:
Timber	$151	$140
Real Estate	93	155
Manufacturing	65	57
Other	6	4
Total Revenues	315	356

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	118	104
Real Estate	24	79
Manufacturing	60	52
Other	1	1
Total Cost of Goods Sold	203	236
Selling, General and Administrative	29	25
Total Costs and Expenses	232	261

Other Operating Income (Expense), net	—	—

Operating Income	83	95

Equity Earnings from Timberland Venture	12	13

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	20	21
Interest Expense (Note Payable to Timberland Venture)	15	15
Total Interest Expense, net	35	36

Loss on Extinguishment of Debt	—	(13)

Income before Income Taxes	60	59

Provision (Benefit) for Income Taxes	(1)	—

Net Income	$61	$59

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.38	$0.37
Net Income per Share – Diluted	$0.38	$0.37

Weighted-Average Number of Shares Outstanding
– Basic	161.4	161.6
– Diluted	161.6	161.9

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In Millions, Except Per Share Amounts)	December 31, 2011	December 31, 2010
ASSETS
Current Assets:
Cash and Cash Equivalents	$254	$252
Accounts Receivable	28	21
Inventories	48	49
Deferred Tax Asset	6	7
Assets Held for Sale	103	57
Other Current Assets	15	24
	454	410

Timber and Timberlands, net	3,377	3,405
Property, Plant and Equipment, net	138	146
Equity Investment in Timberland Venture	201	201
Deferred Tax Asset	17	10
Investment in Grantor Trusts (at Fair Value)	36	35
Other Assets	36	44
Total Assets	$4,259	$4,251

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$352	$94
Line of Credit	348	166
Accounts Payable	25	25
Interest Payable	26	23
Wages Payable	20	23
Taxes Payable	9	12
Deferred Revenue	27	25
Other Current Liabilities	8	7
	815	375

Long-Term Debt	1,290	1,643
Note Payable to Timberland Venture	783	783
Other Liabilities	108	76
Total Liabilities	2,996	2,877

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 Par Value, Authorized Shares – 75.0, Outstanding – None	—	—
Common Stock, $0.01 Par Value, Authorized Shares – 300.6, Outstanding (net of Treasury Stock) – 161.3 at December 31, 2011 and 161.6 at December 31, 2010	2	2
Additional Paid-In Capital	2,261	2,243
Retained Earnings (Accumulated Deficit)	(28)	51
Treasury Stock, at Cost, Common Shares – 26.9 at December 31, 2011 and 26.2 at December 31, 2010	(937)	(911)
Accumulated Other Comprehensive Income (Loss)	(35)	(11)
Total Stockholders’ Equity	1,263	1,374
Total Liabilities and Stockholders’ Equity	$4,259	$4,251

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Year Ended December 31,
(In Millions)	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$193	$213
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	96	96
Basis of Real Estate Sold	77	132
Equity Earnings from Timberland Venture	(56)	(57)
Distributions from Timberland Venture	56	57
Deferred Income Taxes	—	1
Gain on Sale of Properties and Other Assets	—	(13)
Loss on Extinguishment of Debt	—	13
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	11	3
Timber Deed Acquired	(5)	—
Pension Plan Contributions	(3)	(4)
Working Capital Changes Impacting Cash Flow:
Income Tax Receivable	(1)	13
Other Working Capital Changes	(7)	(17)
Other	13	12
Net Cash Provided By Operating Activities	374	449

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(70)	(71)
Timberlands and Minerals Acquired	(101)	—
Proceeds from Sale of Properties and Other Assets	—	13
Purchases of Marketable Securities	—	(2)
Other	—	2
Net Cash Used In Investing Activities	(171)	(58)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(272)	(272)
Borrowings on Line of Credit	1,921	1,783
Repayments on Line of Credit	(1,739)	(1,937)
Proceeds from Issuance of Long-Term Debt	—	575
Debt Issuance Costs	—	(7)
Principal Payments and Retirement of Long-Term Debt	(95)	(531)
Proceeds from Stock Option Exercises	10	2
Acquisition of Treasury Stock	(26)	(51)
Net Cash Used In Financing Activities	(201)	(438)

Increase (Decrease) In Cash and Cash Equivalents	2	(47)
Cash and Cash Equivalents:
Beginning of Period	252	299

End of Period	$254	$252

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Quarter Ended December 31,
(In Millions)	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$61	$59
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	26	24
Basis of Real Estate Sold	20	75
Equity Earnings from Timberland Venture	(12)	(13)
Distributions from Timberland Venture	—	1
Deferred Income Taxes	(2)	—
Loss on Extinguishment of Debt	—	13
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(3)	(2)
Timber Deed Acquired	(5)	—
Working Capital Changes	(8)	(16)
Other	3	(4)
Net Cash Provided By Operating Activities	80	137

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(27)	(20)
Timberlands and Minerals Acquired	(13)	—
Purchases of Marketable Securities	—	(2)
Other	—	1
Net Cash Used In Investing Activities	(40)	(21)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(67)	(67)
Borrowings on Line of Credit	824	278
Repayments on Line of Credit	(778)	(432)
Proceeds from Issuance of Long-Term Debt	—	575
Debt Issuance Costs	—	(7)
Principal Payments and Retirement of Long-Term Debt	(46)	(478)
Proceeds from Stock Option Exercises	1	—
Acquisition of Treasury Stock	(10)	—
Other	(1)	—
Net Cash Used In Financing Activities	(77)	(131)

Increase (Decrease) In Cash and Cash Equivalents	(37)	(15)
Cash and Cash Equivalents:
Beginning of Period	291	267

End of Period	$254	$252

Exhibit 99.2

Plum Creek Timber Company, Inc.
Segment Data
(Unaudited)

	Year Ended December 31,
(In Millions)	2011	2010
Revenues:
Northern Resources	$233	$210
Southern Resources	359	377
Real Estate	301	336
Manufacturing	273	265
Other	21	20
Eliminations	(20)	(18)
Total Revenues	$1,167	$1,190

Operating Income (Loss):
Northern Resources	$24	$13
Southern Resources	74	107
Real Estate	195	180
Manufacturing	15	24
Other (A)	21	23
Other Costs and Eliminations, net	(54)	(50)
Total Operating Income	$275	$297

(A) During the first quarter of 2011, the company received a payment of $2 million for the settlement of a dispute that related to certain mineral rights. During the first quarter of 2010, the company agreed to terminate a land lease, accounted for as an operating lease, for consideration of $5 million from the lessor. The consideration was primarily for the release of mineral rights. These amounts are reported as Other Operating Gain/(Loss) in our Other Segment and are included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Segment Data
(Unaudited)

	Quarter Ended December 31,
(In Millions)	2011	2010
Revenues:
Northern Resources	$66	$48
Southern Resources	93	97
Real Estate	93	155
Manufacturing	65	57
Other	6	4
Eliminations	(8)	(5)
Total Revenues	$315	$356

Operating Income (Loss):
Northern Resources	$7	$1
Southern Resources	19	28
Real Estate	61	73
Manufacturing	3	3
Other	5	3
Other Costs and Eliminations, net	(12)	(13)
Total Operating Income	$83	$95

Exhibit 99.2

Plum Creek Timber Company, Inc
Selected Operating Statistics
(Unaudited)

		2011
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$20	$19	$20	$20	$19
Pulpwood	$/Ton Stumpage	$10	$9	$9	$9	$9
Northern Resources
Sawlog	$/Ton Delivered	$69	$72	$71	$67	$69
Pulpwood	$/Ton Delivered	$40	$40	$42	$41	$41

Lumber (1)	$/MBF	$533	$529	$493	$515	$518
Plywood (1)	$/MSF	$371	$382	$382	$379	$379
Fiberboard (1)	$/MSF	$608	$608	$607	$611	$608

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,286	1,126	1,289	1,268	4,969
Pulpwood	1,000 Tons	1,494	1,592	1,833	1,903	6,822
Total Harvest		2,780	2,718	3,122	3,171	11,791
Northern Resources
Sawlog	1,000 Tons	506	471	661	681	2,319
Pulpwood	1,000 Tons	478	244	500	458	1,680
Total Harvest		984	715	1,161	1,139	3,999

Lumber	MBF	29,250	29,654	29,979	27,042	115,925
Plywood	MSF	44,156	44,842	41,632	41,803	172,433
Fiberboard	MSF	40,690	43,070	38,485	37,899	160,144

		2010
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$23	$23	$23	$22	$23
Pulpwood	$/Ton Stumpage	$13	$12	$11	$10	$12
Northern Resources
Sawlog	$/Ton Delivered	$59	$66	$66	$62	$63
Pulpwood	$/Ton Delivered	$38	$38	$39	$39	$39

Lumber (1)	$/MBF	$501	$522	$490	$514	$507
Plywood (1)	$/MSF	$352	$397	$388	$374	$378
Fiberboard (1)	$/MSF	$588	$607	$629	$598	$606

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,274	1,122	1,209	1,416	5,021
Pulpwood	1,000 Tons	1,526	1,448	1,674	1,798	6,446
Total Harvest		2,800	2,570	2,883	3,214	11,467
Northern Resources
Sawlog	1,000 Tons	627	484	537	486	2,134
Pulpwood	1,000 Tons	527	348	517	431	1,823
Total Harvest		1,154	832	1,054	917	3,957

Lumber	MBF	28,791	30,813	29,305	27,181	116,090
Plywood	MSF	45,104	47,002	44,223	36,387	172,716
Fiberboard	MSF	35,347	50,010	39,394	32,266	157,017

(1) Represents prices at mill level.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Land Sale Statistics
(Unaudited)

	2011
	1st Qtr (1)	2nd Qtr (2)	3rd Qtr	4th Qtr (1)	YTD
Acres Sold
Small Non-strategic	2,560	2,695	11,525	5,385	22,165
Large Non-strategic	30,295	—	—	18,155	48,450
Conservation	335	59,425	370	7,295	67,425
HBU/Recreation	7,795	6,320	24,500	8,680	47,295
Development Properties	—	—	20	—	20
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	40,985	68,440	36,415	39,515	185,355
Price per Acre
Small Non-strategic	$1,015	$1,125	$1,230	$1,345	$1,220
Large Non-strategic	$1,405	$—	$—	$3,300	$2,115
Conservation	$1,685	$1,050	$1,270	$980	$1,050
HBU/Recreation	$2,100	$2,060	$1,950	$2,100	$2,015
Development Properties	$—	$—	$6,405	$—	$6,405
Conservation Easements	$—	$—	$460	$—	$460

Revenue, ($ millions)
Small Non-strategic	$2	$4	$14	$7	$27
Large Non-strategic	$43	$—	$—	$60	$103
Conservation	$1	$62	$—	$7	$70
HBU/Recreation	$16	$13	$48	$19	$96
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$—	$5	$—	$5
	$62	$79	$67	$93	$301

Basis of Real Estate Sold (5)	$19	$24	$14	$19	$76
	2010
	1st Qtr (3)	2nd Qtr	3rd Qtr	4th Qtr (4)	YTD
Acres Sold
Small Non-strategic	29,640	1,950	10,270	21,375	63,235
Large Non-strategic	24,310	—	—	—	24,310
Conservation	35,120	215	2,870	77,900	116,105
HBU/Recreation	9,080	18,175	9,870	16,140	53,265
Development Properties	730	60	—	55	845
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	98,880	20,400	23,010	115,470	257,760
Price per Acre
Small Non-strategic	$885	$1,120	$1,025	$1,045	$970
Large Non-strategic	$1,320	$—	$—	$—	$1,320
Conservation	$545	$1,450	$1,865	$1,245	$1,050
HBU/Recreation	$2,125	$2,210	$2,335	$1,950	$2,140
Development Properties	$3,050	$5,985	$—	$5,535	$3,415
Conservation Easements	$—	$—	$—	$455	$455

Revenue, ($ millions)
Small Non-strategic	$26	$2	$11	$22	$61
Large Non-strategic	$32	$—	$—	$—	$32
Conservation	$19	$—	$5	$98	$122
HBU/Recreation	$19	$41	$23	$31	$114
Development Properties	$3	$—	$—	$—	$3
Conservation Easements	$—	$—	$—	$4	$4
	$99	$43	$39	$155	$336

Basis of Real Estate Sold (5)	$32	$11	$14	$75	$132

Exhibit 99.2

Plum Creek Timber Company, Inc.
Notes to Land Sale Statistics
(Unaudited)

(1) During the first quarter of 2011, the company sold 30,300 acres of Large Non-strategic lands located in Mississippi for $42.6 million. During the fourth quarter of 2011, the company sold 18,200 acres of Large Non-strategic lands located in Oregon for $60.0 million.

(2) During the second quarter of 2011, the company's Conservation sales consisted primarily of 26,800 acres in Arkansas and Louisiana and 31,500 acres in Florida.

(3) During the first quarter of 2010, the company sold 24,000 acres of Large Non-strategic lands located in Louisiana for $32 million. In addition, the company sold two larger Conservation properties totaling 35,000 acres in Wisconsin and Arkansas and an aggregation of 23,000 acres of Small Non-strategic timberlands located primarily in the Lake States region.

(4) During the fourth quarter of 2010, the company sold 69,600 acres in Montana to a conservation buyer for $88.8 million. The sale is presented as a Conservation sale. The transaction included 60,900 acres of Conservation property and 8,700 acres of HBU property.

(5) Includes $13 million in the first quarter of 2011 from a 30,300 acre Large Non-strategic sale in Mississippi, $52 million in the fourth quarter of 2010 from a 69,600 acre Conservation sale in Montana, and $7 million in the first quarter of 2010 for a 24,000 acre Large Non-strategic sale in Louisiana.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Debt Maturities Schedule
December 31, 2011
(Unaudited)

	Borrowings
	Principal	Weighted Avg. Interest Rate
Quarterly Maturities through 2012:
3rd Qtr 2012	$350	—%	(1)
4th Qtr 2012	$3	8.050%
Annual Maturities through 2014:
2013	$250	6.663%	(2)
2014	$3	8.050%

(1) Represents the company's term credit agreement. As of December 31, 2011, the interest rate is based on LIBOR plus 0.375%.

(2) Principal amount composed of senior notes with principal amounts of $3 million, $73 million and $174 million and interest rates of 8.050%, 7.760% and 6.180%, respectively.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Acreage Ownership by State
December 31, 2011
(Unaudited)

Alabama	113,000
Arkansas	724,000
Florida	520,000
Georgia	772,000
Louisiana	418,000
Maine	883,000
Michigan	582,000
Mississippi	602,000
Montana	899,000
New Hampshire	30,000
North Carolina	4,000
Oklahoma	6,000
Oregon	402,000
South Carolina	175,000
Texas	34,000
Vermont	86,000
Washington	90,000
West Virginia	111,000
Wisconsin	188,000
Total	6,639,000